Exhibit 1.1

Execution Version

W. P. CAREY INC.

Common Stock
$0.001 par value per share

Underwriting Agreement

February 17, 2026

BofA Securities, Inc.

J.P. Morgan Securities LLC

As Representatives of the
several Underwriters listed
in Schedule 1 hereto

c/o	BofA Securities, Inc.

One Bryant Park

New York, New York 10036

c/o	J.P. Morgan Securities LLC

270 Park Avenue

New York, New York 10017

Ladies and Gentlemen:

Each of W. P. Carey Inc., a Maryland corporation (the “Company”), BofA Securities, Inc. and J.P. Morgan Securities LLC (in their capacities as sellers of Borrowed Shares (as defined herein), the “Forward Sellers”), in connection with (i) the letter agreement dated the date hereof between the Company and Bank of America, N.A. and (ii) the letter agreement dated the date hereof between the Company and JPMorgan Chase Bank, National Association (each such letter agreement, an “initial Forward Sale Agreement,” and together, the “initial Forward Sale Agreements,” and Bank of America, N.A. and JPMorgan Chase Bank, National Association in their capacities as counterparties to the respective Forward Sale Agreements (as defined herein), the “Forward Purchasers”) relating to the forward sale by the Company, subject to the Company’s right to elect Cash Settlement or Net Share Settlement (as such terms are defined in the Forward Sale Agreements) of a number of shares of its common stock, $0.001 par value per share (the “Shares”), initially equal to the number of Borrowed Underwritten Shares (as defined herein) sold by the Forward Sellers pursuant to this Agreement, confirms their respective agreements with the Representatives (as defined herein) and each of the several underwriters named in Schedule 1 hereto (the “Underwriters”) with respect to (i) the sale by the Forward Sellers (with respect to an aggregate of 6,000,000 Shares (the “Borrowed Underwritten Shares”)) and the Company (with respect to any Company Top-Up Underwritten Shares (as defined herein)), severally and not jointly, and the purchase by each Underwriter, severally and not jointly, the respective number of Underwritten Shares set forth in Schedule 1 hereto opposite such Underwriter’s name and (ii) the grant by the Forward Sellers (with respect to an aggregate of up to 900,000 Shares (the “Borrowed Option Shares”)) and the Company (with respect to any Company Top-Up Option Shares (as defined herein)), severally and not jointly, of an option to purchase by each Underwriters, severally and not jointly, such Shares, if and to the extent that the Representatives shall have determined to exercise such option on behalf of the Underwriters.

BofA Securities, Inc. and J.P. Morgan Securities LLC have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”). To the extent there are no additional Underwriters listed on Schedule I other than the Representatives, the term Representatives as used herein shall mean Underwriters, and the terms Representatives or Underwriters shall mean either the singular or plural as the context requires.

The Borrowed Underwritten Shares and the Company Top-Up Underwritten Shares are herein referred to collectively as the “Underwritten Shares.” The Company Top-Up Underwritten Shares and the Company Top-Up Option Shares are herein referred to collectively as the “Top-Up Shares.” The Borrowed Option Shares and the Company Top-Up Option Shares are herein referred to collectively as the “Option Shares.” The Borrowed Underwritten Shares and the Borrowed Option Shares are herein referred to collectively as the “Borrowed Shares.” The Underwritten Shares and the Option Shares are herein referred to collectively as the “Offered Shares.” References herein to the “Forward Sale Agreements” are to the initial Forward Sale Agreements and/or any Additional Forward Sale Agreements (as defined herein) as the context requires.

1.             Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), an automatic shelf registration statement on Form S-3 (File No. 333-286885), including a prospectus (the “Base Prospectus”) relating to the public offering and sale of the Company’s securities, including the Offered Shares. Such registration statement in the form in which it became effective under the Securities Act, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; the term “Preliminary Prospectus” means the preliminary prospectus supplement dated February 17, 2026, relating to the Offered Shares, together with the Base Prospectus; and the term “Prospectus” means the Base Prospectus and the prospectus supplement relating to the Offered Shares in the form first used by the Underwriters (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Offered Shares. Any reference in this Agreement to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to “amend,” “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

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At or prior to 7:30 p.m. New York City time on February 17, 2026, which is the time when sales of the Underwritten Shares were first made (the “Time of Sale”), the Company has prepared the following information (collectively, the “Time of Sale Information”): the Preliminary Prospectus, any “free writing prospectus” (as defined in Rule 405 under the Securities Act) listed in Annex B hereto and the pricing information set forth in Annex B.

2.             Representations and Warranties of the Company. The Company represents and warrants to each Underwriter, each Forward Purchaser and each Forward Seller as of the date hereof, the Closing Date (as hereinafter defined) and any Option Closing Date (as hereinafter defined), and agreed with, each Underwriter, each Forward Purchaser and each Forward Seller that:

(a)            Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus.

(b)            Time of Sale Information. The Time of Sale Information, at the Time of Sale, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Time of Sale Information or the Prospectus. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

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(c)            Issuer Free Writing Prospectus. The Company (including its agents and representatives, other than the Underwriters, the Forward Purchasers or the Forward Sellers, in their respective capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Offered Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below), an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) any Preliminary Prospectus, (iii) the Prospectus, (iv) the documents, if any, listed in Annex B hereto as constituting part of the Time of Sale Information and (v) any electronic road show or other written communications (including the investor presentation on February 17, 2026), in each case approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus complies in all material respects with the Securities Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not at the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus.

(d)            Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement,” as defined under Rule 405 of the Securities Act, that has been filed with the Commission not earlier than three years prior to the date hereof, and the Company is eligible to use the Registration Statement as an automatic shelf registration statement to register the offer and sale of the Offered Shares; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering of the Offered Shares has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading; no order preventing or suspending the use of the Prospectus has been issued by the Commission; and as of the date of the Prospectus, as of the date of any amendment or supplement thereto, as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus, and any amendment or supplement thereto.

(e)            Incorporated Documents. The documents incorporated by reference in each of the Registration Statement, the Prospectus and the Time of Sale Information, when they were filed with the Commission or amended, conformed in all material respects to the requirements of the Exchange Act, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, or any amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(f)            Financial Statements. The financial statements and the related notes thereto included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, and any amendment or supplement thereto, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and their consolidated results of operations and their consolidated changes in cash flows for the periods specified; such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in each of the Registration Statement, the Prospectus and the Time of Sale Information, and any amendment or supplement thereto, present fairly in all material respects the information required to be stated therein; the other financial information included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, and any amendment or supplement thereto, has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby; the pro forma financial information and the related notes thereto, if any, included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, and any amendment or supplement thereto, have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus; and no historical or pro forma financial statements are required to be included in the Registration Statement, the Time of Sale Information or the Prospectus under the Securities Act or the Exchange Act that have not been included therein. The interactive data in eXtensbile Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information, and any amendment or supplement thereto, fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(g)            No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus: (i) there has not been any change in the capital stock (other than the issuance of Shares relating to awards under the Company’s equity incentive or benefit plans (collectively, the “Equity Incentive Plans”), provided that the descriptions of such Equity Incentive Plans have been disclosed or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus) or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of its capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, rights, assets, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) except as otherwise disclosed or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus.

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(h)            Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, be in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, assets, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under this Agreement or the Forward Sale Agreements (a “Material Adverse Effect”).

(i)             Capitalization. The Company has the capitalization as set forth in, or incorporated by reference into, each of the Registration Statement, the Time of Sale Information and the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement and the Forward Sale Agreements, pursuant to reservations, agreements or the Equity Incentive Plans referred to in, or incorporated by reference into, the Registration Statement, the Time of Sale Information and the Prospectus) and all of the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares and except as otherwise described in the Registration Statement, the Time of Sale Information and the Prospectus) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, and none of such shares of capital stock or other equity interests were issued in violation of preemptive or similar rights, except in each case as may otherwise be specifically disclosed or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus.

(j)             Due Authorization. The Company has the full right, power and authority to execute and deliver this Agreement and the Forward Sale Agreements and to perform its obligations hereunder and thereunder. All action required to be taken for the due and proper authorization, execution and delivery of this Agreement and the Forward Sale Agreements and the consummation of the transactions contemplated hereby and thereby has been duly and validly taken.

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(k)            The Forward Sale Agreements. The initial Forward Sale Agreements have been duly authorized, executed and delivered by the Company and are a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors’ rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law. Prior to any sale of Borrowed Option Shares, each Additional Forward Sale Agreement will be duly authorized, executed and delivered by the Company and will be a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors’ rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law.

(l)            The Shares. The Offered Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to all statements related to the Shares contained in the Registration Statement, the Time of Sale Information and the Prospectus; no holder of the Shares will be subject to personal liability by reason of being such a holder; any certificate to be used to evidence the Shares will when such Shares are to be delivered be in due and proper form and will comply in all material respects with all applicable legal requirements, the requirements of the articles of amendment and restatement of the Company, as amended, and the fifth amended and restated bylaws of the Company, as amended, and the requirements of the New York Stock Exchange (the “NYSE”). The issuance of the Offered Shares is not subject to any preemptive or similar rights. The Shares issuable pursuant to the Forward Sale Agreements have been or will be, prior to issuance, duly and validly authorized, and a total of 10,350,000 Shares have been or will be reserved for issuance under the Forward Sale Agreements. When issued and delivered by the Company to the Forward Purchasers pursuant to the Forward Sale Agreements, against payment of any consideration required to be paid by the Forward Purchasers pursuant to the terms of the Forward Sale Agreements, the Shares issuable pursuant to the Forward Sale Agreements will be validly issued, fully paid and non-assessable and will conform in all material respects to all statements related to the Shares contained in the Registration Statement, the Time of Sale Information and the Prospectus; no holder of the Shares issuable pursuant to the Forward Sale Agreements will be subject to personal liability by reason of being such a holder; any certificate to be used to evidence the Shares issuable pursuant to the Forward Sale Agreements will when such Shares are to be delivered be in due and proper form and will comply in all material respects with all applicable legal requirements, the requirements of the articles of amendment and restatement of the Company, as amended, and the fifth amended and restated bylaws of the Company, as amended, and the requirements of the NYSE.

(m)            Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(n)            Description of the Underwriting Agreement and the Forward Sale Agreements. This Agreement and the Forward Sale Agreements conform in all material respects to the description thereof contained in each of the Registration Statement, the Time of Sale Information and the Prospectus.

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(o)            No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents, (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clause (i) above, for subsidiaries that are not “significant subsidiaries” as defined in Rule 1-02 of Regulation S-X, and in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)            No Conflicts. The execution, delivery and performance by the Company of this Agreement and the Forward Sale Agreements, the issuance, sale and delivery of the Offered Shares and the Shares issuable pursuant to the Forward Sale Agreements and the consummation of the transactions contemplated by this Agreement and the Forward Sale Agreements will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any property, right or asset of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)            No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement and the Forward Sale Agreements, the issuance, sale and delivery of the Offered Shares and the Shares issuable pursuant to the Forward Sale Agreements and the consummation of the transactions contemplated by this Agreement and the Forward Sale Agreements, except for the registration of the offer and sale of the Offered Shares under the Securities Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Offered Shares by the Underwriters.

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(r)            Legal Proceedings. Except as described or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; no Actions are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending Actions that are required under the Securities Act to be described in the Registration Statement, the Time of Sale Information or the Prospectus that are not so described in the Registration Statement, the Time of Sale Information, the Prospectus or any document incorporated by reference therein that are not so described as required and (ii) there are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectus or any document incorporated by reference therein.

(s)            Independent Accountants. PricewaterhouseCoopers LLP, which has certified certain financial statements of the Company and its consolidated subsidiaries is an independent registered public accounting firm with respect to the Company and its consolidated subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(t)            Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, as disclosed or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus.

(u)            No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, or other affiliates of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in each of the Registration Statement, the Time of Sale Information and the Prospectus and that is not so described therein.

(v)            Investment Company Act. The Company is not, and after giving effect to the issuance, sale and delivery of the Offered Shares and the Shares issuable pursuant to the Forward Sale Agreements and the application of the proceeds thereof as described in each of the Registration Statement, the Time of Sale Information and the Prospectus will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(w)            Taxes. The Company and its subsidiaries have paid all material federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof (taking into account all permitted extensions); and except as otherwise disclosed or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, there is no material tax deficiency that has been, or would reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

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(x)            Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, and any amendment or supplement thereto, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(y)            Compliance With Environmental Laws. (i) The Company and its subsidiaries (x) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) except as described or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, (x) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, other than such proceedings that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (y) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and (z) none of the Company and its subsidiaries anticipates capital expenditures relating to any Environmental Laws that would be material to the Company and its consolidated subsidiaries taken as a whole.

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(z)            Compliance with ERISA. Except in each case with respect to the events or conditions set forth in (i) through (viii) hereof as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization that is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA) or “endangered status” or “critical status” (within the meaning of Section 305 of ERISA); (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA), other than such an event for which notification has been waived by regulation, has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification; and (viii) neither the Company nor any member of the Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan,” within the meaning of Section 4001(a)(3) of ERISA).

(aa)          Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(bb)          Accounting Controls. The Company, on a consolidated basis with its subsidiaries, maintains a system of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. GAAP. The Company, on a consolidated basis with its subsidiaries, maintains internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) interactive data in eXtensbile Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information, and any amendment or supplement thereto, is prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as disclosed in each of the Registration Statement, the Time of Sale Information and the Prospectus, there are no material weaknesses or significant deficiencies in the Company’s internal control over financial reporting.

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(cc)          Insurance. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are customary in the businesses in which the Company and its subsidiaries are engaged; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(dd)          No Unlawful Payments. Neither the Company nor any of its subsidiaries nor any director, officer or employee of the Company or any of its subsidiaries nor, to the knowledge of the Company, any agent, affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has: (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the Organisation for Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, as amended, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(ee)          Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where the Company or any of its subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

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(ff)          No Conflicts with Sanctions Laws. (i) Neither the Company nor any of its subsidiaries, directors, officers or employees, nor, to the knowledge of the Company, any agent, or affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries is (A) currently the subject or the target of any sanctions administered or enforced by the U.S. Government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, the United Kingdom (including His Majesty’s Treasury), or other relevant sanctions authority (collectively, “Sanctions”) or (B) located, organized or resident in a country or territory that is the subject or the target of Sanctions, including, without limitation, the Crimea region of Ukraine, Cuba, the non-government controlled areas of the Zaporizhzhia and Kherson regions of Ukraine and any other Covered Region of Ukraine identified pursuant to Executive Order 14065, the so-called Donetsk People’s Republic, Iran, the so-called Luhansk People’s Republic, North Korea, and Sudan (each, a “Sanctioned Country”); (ii) the Company will not directly or indirectly use the proceeds of the offering of the Offered Shares hereunder or the proceeds received pursuant to the Forward Sale Agreements, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, (A) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or the target of Sanctions, (B) to fund or facilitate any activities of or business in any Sanctioned Country or (C) in any other manner that will result in a violation of Sanctions by any person (including any person participating in the transaction, whether as agent, underwriter, advisor, investor or otherwise); and (iii) since April 24, 2019, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(gg)          Outbound Investment Rules. Neither the Company nor any subsidiary is a “covered foreign person” as that term is used in the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation, as of the date of this Agreement, and as codified at 31 C.F.R. Part 850.

(hh)          No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company, except where such prohibition would not, individually or in the aggregate, have a Material Adverse Effect.

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(ii)            No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement and the Forward Sale Agreements) that would give rise to a valid claim against any of them or any Underwriter, any Forward Purchaser or any Forward Seller for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Offered Shares.

(jj)            No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Offered Shares.

(kk)          No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Offered Shares.

(ll)            Statistical and Market Data. Nothing has come to the attention of the Company and its subsidiaries that has caused the Company or any of its subsidiaries to believe that the statistical and market-related data included or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, or any amendment or supplement thereto, is not based on or derived from sources that are reliable and accurate in all material respects.

(mm)        Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(nn)          Status under the Securities Act. The Company is not an ineligible issuer and the Company is a well-known seasoned issuer, in each case as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Offered Shares.

(oo)            REIT Qualification. Commencing with its taxable year ended December 31, 2012, the Company has been, and upon the sale of the Underwritten Shares, the Company will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a real estate investment trust (a “REIT”) under the Code, and the Company’s present and proposed method of operation as described in the Registration Statement, the Time of Sale Information and the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code.

(pp)          Actively-Traded Security. The Shares qualifies as an “actively-traded security” exempted from the requirements of Rule 101 of Regulation M under the 1934 Act by subsection (c)(1) of such rule.

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(qq)          Cybersecurity. (A) To the knowledge of the Company, there has been no material security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company’s, or its subsidiaries’, as applicable, information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third-party data maintained, processed or stored by the Company or its subsidiaries, as applicable, and any such data processed or stored by third parties on behalf of the Company and its subsidiaries, as applicable), equipment or technology (collectively, “IT Systems and Data”); (B) neither the Company nor its subsidiaries have been notified of, and the Company and its subsidiaries have no knowledge of any event or condition that would result in, any material security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data; and (C) the Company and its subsidiaries have implemented appropriate controls, policies, procedures and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

3.             Representations and Warranties of the Forward Sellers. Each Forward Seller, severally and not jointly, represents and warrants to each Underwriter and the Company as of the date hereof, the Closing Date and any Option Closing Date, and agrees with, each Underwriter and the Company that:

(i)             This Agreement has been duly authorized, executed and delivered by such Forward Seller.

(ii)            The initial Forward Sale Agreement between the Company and the related Forward Purchaser has been duly authorized, executed and delivered by such Forward Purchaser and, assuming due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of such Forward Purchaser, enforceable against such Forward Purchaser in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors’ rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law.

(iii)           Prior to any sale of Borrowed Option Shares, the related Additional Forward Sale Agreement between the Company and the related Forward Purchaser will be duly authorized, executed and delivered by such Forward Purchaser and, assuming due authorization, execution and delivery by the Company, will constitute a legal, valid and binding obligation of such Forward Purchaser, enforceable against such Forward Purchaser in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting creditors’ rights and general principles of equity and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law.

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(iv)           The Forward Sellers shall, at the Closing Date or Option Closing Date, as applicable, have the free and unqualified right to transfer any Borrowed Shares, to the extent that it is required to transfer such Borrowed Shares hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity, encumbrance, restriction on voting or transfer or any other claim of any third party of any kind. Upon delivery of such Borrowed Shares and payment of the purchase price therefor as herein contemplated, assuming that each of the Underwriters has no notice of any adverse claim, each of the Underwriters shall have the free and unqualified right to transfer the Borrowed Shares purchased by it from the Forward Sellers, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity, encumbrance, restriction on voting or transfer or any other claim of any third party of any kind.

4.             Purchase, Sale and Delivery of the Offered Shares.

(a)            On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Forward Sellers (with respect to the Borrowed Underwritten Shares) and the Company (with respect to any Company Top-Up Underwritten Shares), severally and not jointly, agree to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Forward Sellers (with respect to the Borrowed Underwritten Shares) and the Company (with respect to any Company Top-Up Underwritten Shares) the respective number of Underwritten Shares set forth in Schedule 1 hereto opposite such Underwriter’s name at $71.38 per share (the “Purchase Price”). Each of the Forward Sellers’ obligations extend solely to the number of Borrowed Underwritten Shares specified opposite its name on Schedule 1.

(b)            In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Forward Sellers (with respect to any Borrowed Option Shares) and the Company (with respect to any Company Top-Up Option Shares), severally and not jointly, hereby grant an option to the several Underwriters, severally and not jointly, to purchase (i) up to the number of Borrowed Option Shares set forth in Schedule 1 (in the case of the Forward Sellers) and (ii) up to the total number of Company Top-Up Option Shares (in the case of the Company), in each case at the Purchase Price; provided that, with respect to such Option Shares, the Purchase Price shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Company Top-Up Underwritten Shares but not payable on such Option Shares. Each of the Forward Sellers’ obligations extend solely to the number of Borrowed Option Shares specified opposite its name on Schedule 1.

(i)             Within one business day after such notice is given, the Company shall execute and deliver to the Forward Purchasers an additional letter agreement between the Company and the Forward Purchasers (such letter agreement, an “Additional Forward Sale Agreement”) relating to the forward sale by the Company, subject to the Company’s right to elect Cash Settlement or Net Share Settlement (as such terms are defined in such Additional Forward Sale Agreements), of a number of Shares equal to the aggregate number of Borrowed Option Shares being purchased by the Underwriters from the Forward Sellers pursuant to the exercise of such option, on terms substantially similar to the initial Forward Sale Agreements as agreed to by the parties. Upon such execution by the Company and the Forward Purchasers, based upon the warranties and representations and subject to the terms and conditions herein contained, the Forward Sellers (or, in the case of any Company Top-Up Option Shares, the Company) hereby agree to sell to the several Underwriters such number of Borrowed Option Shares at the Purchase Price.

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(ii)            The number of Option Shares to be purchased by each Underwriter shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule 1 hereto (or such number increased as set forth in Section 12 hereof) bears to the aggregate number of Underwritten Shares purchased from the Forward Sellers (or the Company) by the several Underwriters, subject, however, to such adjustments to eliminate any fractional shares as the Representatives in their sole discretion shall make. The option hereby granted may be exercised through and including the 30th day after the date hereof, and may be exercised in whole or in part from time to time upon notice by the Representatives to the Company, the Forward Purchasers and the Forward Sellers setting forth the number of Option Shares as to which the Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (the “Option Closing Date”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date.

(c)            If (i) any of the representations and warranties of the Company contained in Section 1(d) hereof or any certificate delivered by the Company pursuant hereto are not true and correct as of the Closing Date or such Option Closing Date, as the case may be, as if made as of the Closing Date or such Option Closing Date, as the case may be; (ii) the Company has not performed all of the obligations required to be performed by it under this Agreement on or prior to the Closing Date or such Option Closing Date, as the case may be; (iii) any of the conditions set forth in Section 7 hereof have not been satisfied on or prior to the Closing Date or such Option Closing Date, as the case may be; (iv) this Agreement shall have been terminated pursuant to Section 11 hereof on or prior to the Closing Date or such Option Closing Date, as the case may be, or the Closing Date or such Option Closing Date, as the case may be, shall not have occurred; (v) any of the conditions set forth in Paragraph 7 of the Forward Sale Agreements shall not have been satisfied on the terms set forth in the Forward Sale Agreements on or prior to the Closing Date or such Option Closing Date, as the case may be; or (vi) any of the representations and warranties of the Company contained in the Forward Sale Agreements are not true and correct as of the Closing Date or such Option Closing Date, as the case may be, as if made as of the Closing Date or such Option Closing Date, as the case may be (clauses (i) through (vi), together, the “Conditions”), then the Forward Sellers, in their sole discretion, may elect not to borrow and deliver for sale to the Underwriters the Borrowed Shares otherwise deliverable on such date. In addition, in the event the Forward Sellers (or their affiliates) (x) are unable, after using commercially reasonable efforts, to borrow and deliver for sale the full number of Borrowed Shares to be borrowed and sold hereunder as of the Closing Date or such Option Closing Date, as the case may be, or (y) would incur a stock loan cost of more than a rate equal to 50 basis points per annum to do so with respect to all or any portion of such full number of Borrowed Shares, then, in each case, the Forward Sellers shall only be required to deliver for sale to the Underwriters on the Closing Date or such Option Closing Date, as the case may be, the aggregate number of Shares that such Forward Sellers (or their affiliates) are able to so borrow and deliver.

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(d)            If the Forward Sellers elect, pursuant to Section 4(c) hereof, not to borrow and deliver for sale to the Underwriters on the Closing Date or such Option Closing Date, as the case may be, the total number of Borrowed Shares to be sold hereunder, the Forward Sellers will use their commercially reasonable efforts to notify the Company no later than 8:30 A.M. (New York City time) on the Closing Date or such Option Closing Date, as the case may be. Notwithstanding anything to the contrary herein, in no event will the Company be required to issue or deliver the applicable Top-Up Shares prior to the business day following notice to the Company of the relevant number of Offered Shares so deliverable in accordance with this Section 4(d).

(e)            Payment for the Underwritten Shares shall be made by the Underwriters to the Forward Sellers (with respect to the Borrowed Underwritten Shares) or to the Company (with respect to any Company Top-Up Underwritten Shares) by wire transfer of immediately available funds to bank accounts designated by the Forward Sellers and the Company, as the case may be, against delivery to the Representatives for the respective accounts of the Underwriters of certificates, if any, or security entitlements for the Underwritten Shares to be purchased by them at 9:00 A.M. (New York City time) on February 19, 2026, or such other time not later than ten business days after such date or such other method as shall be agreed upon by the Representatives, the Forward Sellers or the Company, as applicable, or as provided in Section 12 hereof (such date and time of delivery and payment for such Underwritten Shares being herein called the “Closing Date”). Delivery of the Underwritten Shares shall be made, and the Underwritten Shares shall be registered in the name of Cede & Co. as nominee of The Depository Trust Company (“DTC”), and available for checking in New York, New York not later than 4:00 P.M. (New York City time) on the business day prior to the Closing Date, or as otherwise agreed to by the relevant parties.

(f)            If the option provided for in Section 4(b) hereof is exercised after the second business day prior to the Closing Date, delivery of the Option Shares shall be made to the Underwriters on the date specified by the Representatives (which shall be at least one but within two business days after written notice of the exercise of such option is given) for the respective accounts of the several Underwriters. Payment for any Option Shares shall be made by the Underwriters to the Forward Sellers (with respect to any Borrowed Option Shares) or the Company (with respect to any Company Top-Up Option Shares) by wire transfer of immediately available funds to bank accounts designated by the Forward Sellers and the Company, as the case may be, against delivery to the Representatives for the respective accounts of the Underwriters of certificates or security entitlements for the Underwritten Shares to be purchased by them at 9:00 A.M. (New York City time), on the Option Closing Date, or such other time not later than seven business days after such date as shall be agreed upon by the Representatives, the Forward Sellers or the Company, as applicable, or as provided in Section 12 hereof or as otherwise agreed to by the relevant parties.

(g)            The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Registration Statement, the Time of Sale Information and the Prospectus, their respective portions of the Offered Shares as soon after this Agreement has been executed as the Representatives, in their sole judgment, have determined is advisable and practicable.

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(h)            The Company acknowledges and agrees that (a) the purchase and sale of the Offered Shares pursuant to this Agreement, including the determination of the public offering prices of the Offered Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, the Forward Purchasers and the Forward Sellers, on the other hand, and does not constitute a recommendation, investment advice, or solicitation of any action by the Underwriters, the Forward Purchasers or the Forward Sellers, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each of the Underwriters, the Forward Purchasers and the Forward Sellers is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or the Company’s other stockholders, creditors, employees or any other party, (c) none of the Underwriters, the Forward Purchasers and the Forward Sellers has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter, such Forward Purchaser or such Forward Seller has advised or is currently advising the Company on other matters) and none of the Underwriters, the Forward Purchasers and the Forward Sellers has any obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters, the Forward Purchasers, the Forward Sellers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, (e) none of the Underwriters, the Forward Purchasers and the Forward Sellers has provided any legal, accounting, regulatory, investment or tax advice with respect to the offering contemplated hereby, and the Company has consulted its own legal, accounting, financial, regulatory and tax advisors to the extent it deemed appropriate, and (f) none of the activities of the Underwriters, the Forward Purchasers or the Forward Sellers in connection with the transactions contemplated herein constitutes a recommendation, investment advice or solicitation of any action by the Underwriters, the Forward Purchasers or the Forward Sellers with respect to any entity or natural person.

5.             Further Agreements of the Company. The Company covenants and agrees with each Underwriter, each Forward Purchaser and each Forward Seller that:

(a)            Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, and will file any Issuer Free Writing Prospectus to the extent required by, and within the time period specified in, Rule 433 under the Securities Act; the Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Shares; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (if any) (to the extent requested) to the Underwriters, the Forward Purchasers or the Forward Sellers in New York City prior to 10:00 A.M., New York City time, on the second business day succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Company will pay the registration fees for the offering of the Offered Shares within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

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(b)            Delivery of Copies. The Company will, at the request of any of the Representatives, the Forward Purchasers and the Forward Sellers, deliver, without charge: (i) to the Representatives, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter, each Forward Purchaser and each Forward Seller (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and (B) during the Prospectus Delivery Period (as defined herein), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives, the Forward Purchasers or the Forward Sellers may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time from, and including, the first date of the public offering of the Offered Shares as in the opinion of counsel for the Underwriters, the Forward Purchasers and the Forward Sellers a prospectus relating to the Offered Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Offered Shares by any Underwriter or dealer.

(c)            Amendments or Supplements; Issuer Free Writing Prospectuses. Prior to the expiration of the Prospectus Delivery Period, before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement, the Time of Sale Information or the Prospectus, the Company will furnish to the Representatives, the Forward Purchasers and the Forward Sellers and their counsel a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus, amendment or supplement to which the Representatives reasonably object.

(d)            Notice to the Representatives, the Forward Purchasers and the Forward Sellers. The Company will advise the Representatives, the Forward Purchasers and the Forward Sellers promptly, and confirm such advice in writing: (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed or distributed; (iii) of any request by the Commission for any amendment to the Registration Statement, or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event or the existence of a condition within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Offered Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its commercially reasonable efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Offered Shares and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

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(e)            Time of Sale Information. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Underwriters, the Forward Purchasers and the Forward Sellers thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters, the Forward Purchasers and the Forward Sellers and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented (including such documents to be incorporated by reference therein) will not, in the light of the circumstances under which they were made, be misleading or so that the Time of Sale Information will comply with law.

(f)            Ongoing Compliance. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Registration Statement or the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when it is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Registration Statement or the Prospectus to comply with law, the Company will immediately notify the Underwriters, the Forward Purchasers and the Forward Sellers thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters, the Forward Purchasers and the Forward Sellers and to such dealers as the Representatives may designate, such amendments or supplements to the Registration Statement or the Prospectus (or any document to be filed with the Commission and incorporated by reference therein) as may be necessary so that the statements in the Registration Statement or the Prospectus as so amended or supplemented including such documents to be incorporated by reference will not, in the light of the circumstances existing when it is delivered to a purchaser, be misleading or so that the Registration Statement or the Prospectus will comply with law.

(g)            Blue Sky Compliance. The Company will furnish such information as may be required and otherwise use its commercially reasonable efforts to cooperate in qualifying the Offered Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will use its commercially reasonable efforts to maintain such qualifications in effect so long as required for distribution of the Offered Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

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(h)            Earnings Statement. The Company will make generally available to its security holders, the Representatives, the Forward Purchasers and the Forward Sellers (including, but not limited to, via public filing with the Commission) as soon as reasonably practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least 12 months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(i)             Restriction on Sale of Shares. During a period of 30 days from the date of this Agreement, the Company will not (or publicly announce its intention to), without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Shares or any securities convertible into or exercisable or exchangeable for Shares or file any registration statement under the Securities Act with respect to any of the foregoing (except for registration statements on Form S-8 to register Shares or other equity awards under the Equity Incentive Plans) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Shares, whether any such swap, other agreement or other transaction described in clause (i) or (ii) above is to be settled by delivery of Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Offered Shares to be sold hereunder and the Shares issuable pursuant to the Forward Sale Agreements, (B) any Shares issuable pursuant to Forward Sale Agreements outstanding as of the date hereof that were executed pursuant to the Equity Sales Agreement dated May 1, 2025, by and between the Company and the other parties thereto, (C) any Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, the Time of Sale Information and the Prospectus, (D) any Shares issued or options to purchase Shares granted pursuant to existing Equity Incentive Plans of the Company referred to in the Registration Statement, the Time of Sale Information and the Prospectus, or (E) any Shares issued pursuant to any non-employee director stock plan or dividend reinvestment plan referred to in the Registration Statement, the Time of Sale Information and the Prospectus.

(j)             Use of Proceeds. The Company will apply the net proceeds from the Top-Up Shares and the net proceeds, if any, due upon settlement of the Forward Sale Agreements as described in each of the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Use of Proceeds.” The Company represents and covenants that, regardless of Sanctions, they will not, directly or indirectly, use the proceeds of the transaction, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person, to fund any activities of, or business in or involving, Cuba or Iran.

(k)            DTC. The Company will assist the Underwriters, the Forward Purchasers and the Forward Sellers in arranging for the Offered Shares and the Shares issuable pursuant to the Forward Sale Agreements to be eligible for clearance and settlement through DTC.

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(l)             No Stabilization. The Company will not take, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Offered Shares.

(m)            Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus (if any) that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n)            REIT Qualification. The Company will use its commercially reasonable efforts to continue to meet the requirements for qualification as a REIT under the Code for each of its taxable years for so long as the Board of Directors of the Company deems it in the best interests of the Company to remain so qualified.

(o)            Listing. The Company will use commercially reasonable efforts to list, subject to notice of issuance, the Offered Shares and the Shares issuable pursuant to the Forward Sale Agreements to the extent such Shares are not already so listed and, upon such listing, will use its commercially reasonable efforts to maintain such listing and to satisfy the requirements for such continued listing to effect and maintain the listing of the Offered Shares and the Shares issuable pursuant to the Forward Sale Agreements on the NYSE.

6.             Certain Agreements of the Underwriters. Each Underwriter, severally and not jointly, represents and agrees that:

(a)            It has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that, solely as a result of use by such Underwriter, would not trigger an obligation to file such free writing prospectus with the Commission pursuant to Rule 433, (ii) any Issuer Free Writing Prospectus listed in Annex B or prepared pursuant to Section 2(c) or Section 4(c) above (including any electronic road show), or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing.

(b)            It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

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7.             Conditions of the Underwriters’ and the Forward Sellers’ Obligations. The obligation of each Underwriter to purchase the Offered Shares on the Closing Date and each Option Closing Date and the obligation of the Forward Sellers to deliver and sell the Borrowed Underwritten Shares on the Closing Date and, with respect to the Borrowed Option Shares, each Option Closing Date, as provided herein are subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a)            Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued by the Commission; the Prospectus and each Issuer Free Writing Prospectus (if any) shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives, the Forward Purchasers and the Forward Sellers. The Company shall have paid the required Commission filing fees relating to the Offered Shares within the time period required by Rule 456(b)(1)(i) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b).

(b)            Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the applicable Option Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Option Closing Date, as the case may be.

(c)            No Downgrade. Subsequent to the earlier of (A) the Time of Sale and (B) the execution and delivery of this Agreement, (i) no downgrading or withdrawal shall have occurred in the rating accorded any debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined under Section 3(a)(62) under the Exchange Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any debt securities or preferred stock issued or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(d)            No Material Adverse Change. No event or condition of a type described in Section 2(g) hereof shall have occurred or shall exist, which event or condition is not described in each of the Registration Statement, the Time of Sale Information and the Prospectus, in each case, for the avoidance of doubt, excluding any amendment or supplement thereto, the effect of which in the judgment of the Representatives, the Forward Purchasers or the Forward Sellers makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Shares on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

(e)            Officer’s Certificate. The Representatives, the Forward Purchasers and the Forward Sellers shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, a certificate of an officer of the Company who has specific knowledge of the Company’s financial matters and is satisfactory to the Representatives, the Forward Purchasers and the Forward Sellers (i) confirming that such officer has carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectus and, to the best knowledge of such officer, the representations set forth in Sections 2(b) and 2(d) hereof are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be, and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.

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(f)            Comfort Letters and CFO Certificates. On the date of this Agreement and on the Closing Date or Option Closing Date, as the case may be, (i) PricewaterhouseCoopers LLP shall have furnished to the Representatives and the Forward Sellers, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives and the Forward Sellers, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in each of the Registration Statement, the Time of Sale Information and the Prospectus, and any amendment or supplement thereto; provided that the letter delivered on the Closing Date or the Option Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to the Closing Date or the Option Closing Date, as the case may be; and (ii) the Company shall have furnished to the Representatives and the Forward Sellers a certificate, dated the Closing Date or the Option Closing Date, as the case may be, and addressed to the Representatives and the Forward Sellers, of its chief financial officer with respect to certain financial data contained in the Registration Statement, the Time of Sale Information and the Prospectus, and any amendment or supplement thereto, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Representatives and the Forward Sellers.

(g)            Opinion and “Rule 10b-5 Statement” of Counsel for the Company. Hogan Lovells US LLP, counsel for the Company, shall have furnished to the Representatives, the Forward Purchasers and the Forward Sellers, at the request of the Company, its written opinion and a “Rule 10b-5 statement,” dated the Closing Date or the Option Closing Date, as the case may be, and addressed to the Underwriters, the Forward Purchasers and the Forward Sellers, in form and substance reasonably satisfactory to the Representatives, the Forward Purchasers and the Forward Sellers, to the effect set forth in Annex A hereto.

(h)            Opinion and “Rule 10b-5 Statement” of Counsel for the Underwriters, the Forward Purchasers and the Forward Sellers. The Representatives, the Forward Purchasers and the Forward Sellers shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, an opinion and a “Rule 10b-5 statement” of Sidley Austin LLP, counsel for the Underwriters, the Forward Purchasers and the Forward Sellers with respect to such matters as the Representatives, the Forward Purchasers or the Forward Sellers may reasonably request, and such counsel shall have received such documents and information as it may reasonably request to enable it to pass upon such matters.

(i)             No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Option Closing Date, as the case may be, prevent the issuance or sale of the Offered Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Option Closing Date, as the case may be, prevent the issuance or sale of the Offered Shares.

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(j)             Good Standing. The Representatives, the Forward Purchasers and the Forward Sellers shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, satisfactory evidence of the good standing of the Company in its jurisdiction of organization and its good standing in such other jurisdictions as the Representatives, the Forward Purchasers or the Forward Sellers may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

(k)            Listing. The Offered Shares to be delivered on the Closing Date or the Option Closing Date, as the case may be, and the Shares issuable pursuant to the Forward Sale Agreements shall have been approved for listing on the NYSE, subject to official notice of issuance.

(l)             Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Annex C hereto, between you and the persons listed on Schedule 2 hereto, shall have been received by you and shall be in full force and effect on the Closing Date or the Option Closing Date, as the case may be.

(m)           Additional Documents. On or prior to the Closing Date or the Option Closing Date, as the case may be, the Company shall have furnished to the Representatives, the Forward Purchasers and the Forward Sellers such further certificates and documents as the Representatives, the Forward Purchasers or the Forward Sellers may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters, the Forward Purchasers and the Forward Sellers.

8.             Indemnification and Contribution.

(a)            Indemnification of the Underwriters, Forward Purchasers and Forward Sellers. The Company agrees to indemnify and hold harmless each Underwriter, each Forward Purchaser, each Forward Seller, their respective affiliates, directors and officers and each person, if any, who controls such Underwriter, such Forward Purchaser or such Forward Seller within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any Rule 430 Information deemed to be a part thereof, or caused by any omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus or any Time of Sale Information (or any amendment or supplement thereto) or any road show as defined in Rule 433 under the Securities Act, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein.

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(b)            Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including any Rule 430 Information deemed to be a part thereof, the Prospectus, any Issuer Free Writing Prospectus or any Time of Sale Information (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following paragraphs in the Preliminary Prospectus and the Prospectus: the information under the heading “Underwriting (Conflicts of Interest) – Electronic Distribution.”

(c)            Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above, except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 8 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Underwriter, any Forward Purchaser, any Forward Seller, their affiliates, directors and officers and any control persons of such Underwriter, such Forward Purchaser and such Forward Seller shall be designated in writing by the Representatives and any such separate firm for the Company, its directors and officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

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(d)            Contribution. If the indemnification provided for in paragraph (a) or (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, the Forward Purchasers and the Forward Sellers, on the other, from the offering of the Offered Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Underwriters, the Forward Purchasers and the Forward Sellers, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, the Forward Purchasers and the Forward Sellers, on the other, shall be deemed to be in the same respective proportions as (x) in the case of the Company, the net proceeds from the offering of the Offered Shares (including the proceeds to be received by the Company pursuant to the Forward Sale Agreements, assuming Physical Settlement (as defined in the Forward Sale Agreements)) (before deducting expenses) received by the Company, (y) in the case of the Underwriters, the difference between (i) the aggregate price to the public received by the Underwriters for the Offered Shares and (ii) the aggregate price paid by the Underwriters for the Offered Shares and (z) in the case of the Forward Sellers and the Forward Purchasers, the Spread (as defined in the Forward Sale Agreements) retained by the Forward Purchasers under the Forward Sale Agreements, net of any costs associated therewith, as reasonably determined by the Forward Purchasers. The relative fault of the Company, on the one hand, and the Underwriters, the Forward Purchasers and the Forward Sellers, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters, the Forward Purchasers and the Forward Sellers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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(e)            Limitation on Liability. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any reasonable and documented out-of-pocket legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the difference between: (i) the aggregate price to the public received by the Underwriters for the Offered Shares; and (ii) the aggregate price paid by the Underwriters for the Offered Shares, with respect to the Offered Shares underwritten by it and distributed to investors, and the Forward Purchasers and the Forward Sellers shall not be required to contribute an amount in excess of the aggregate Spread retained by the Forward Purchasers under the Forward Sale Agreements. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 8 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)            Non-Exclusive Remedies. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

9.              Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

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10.            Issuance and Sale by the Company.

(a)            In the event that (i) all the Conditions are not satisfied on or prior to the Closing Date, and the Forward Sellers elect, pursuant to Section 4(c), not to deliver the Borrowed Shares deliverable by the Forward Sellers or (ii) the Forward Sellers (or their affiliates) (x) are unable, after using commercially reasonable efforts, to borrow and deliver for sale the full number of Borrowed Shares to be borrowed and sold hereunder as of the Closing Date or such Option Closing Date or (y) would incur a stock loan cost of more than a rate equal to 50 basis points per annum to do so with respect to all or any portion of such full number of Borrowed Shares, then, in each case, the Company shall issue and sell to the Underwriters, pursuant to Section 4 hereof, in whole but not in part, an aggregate number of Shares equal to the number of Borrowed Shares that the Forward Sellers do not so deliver and sell to the Underwriters. In connection with any such issuance and sale by the Company, the Company or the Representatives shall have the right to postpone the Closing Date, or Option Closing Date, as the case may be, for a period not exceeding one business day in order to effect any required changes in any documents or arrangements. The Shares sold by the Company to the Underwriters pursuant to this Section 10(a): (i) in lieu of Borrowed Underwritten Shares are referred to herein as the “Company Top-Up Underwritten Shares” and (ii) in lieu of any Borrowed Option Shares are referred to herein as the “Company Top-Up Option Shares.”

(b)            None of the Forward Purchasers and the Forward Sellers shall have any liability whatsoever for any Borrowed Shares that the Forward Sellers do not deliver and sell to the Underwriters or any other party if (i) all of the Conditions are not satisfied on or prior to the Closing Date, or the Option Closing Date, as the case may be, and the Forward Sellers elect, pursuant to Section 4(c) hereof, not to deliver and sell to the Underwriters the Borrowed Shares or (ii) the Forward Sellers (or their affiliates) (x) are unable, after using commercially reasonable efforts, to borrow and deliver for sale the full number of Borrowed Shares to be borrowed and sold hereunder as of the Closing Date or such Option Closing Date or (y) would incur a stock loan cost of more than a rate equal to 50 basis points per annum to do so with respect to all or any portion of such full number of Borrowed Shares.

11.            Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, the Forward Purchasers and the Forward Sellers if after the execution and delivery of this Agreement and on or prior to the Closing Date or, in the case of Option Shares, prior to the Option Closing Date: (i) trading generally shall have been suspended or materially limited on the NYSE or the over-the-counter market, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required by, the NYSE or by order of the Commission, the Financial Industry Regulatory Authority or any other governmental authority; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended or materially limited by the Commission or the NYSE or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by United States federal or New York State authorities; (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any other calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Shares on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus; or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States.

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12.            Defaulting Underwriter.

(a)            If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Offered Shares that it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Offered Shares by other persons satisfactory to the Company and the Forward Sellers on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Offered Shares, then the Company and the Forward Sellers shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Offered Shares on such terms. If other persons become obligated or agree to purchase the Offered Shares of a defaulting Underwriter, either the non-defaulting Underwriters, the Forward Sellers or the Company may postpone the Closing Date or Option Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters, the Forward Purchasers and the Forward Sellers may be necessary in the Registration Statement, the Time of Sale Information and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement, the Time of Sale Information and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 12, purchases Offered Shares that a defaulting Underwriter agreed but failed to purchase.

(b)            If, after giving effect to any arrangements for the purchase of the Offered Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters by other persons satisfactory to the Company and the Forward Sellers as provided in paragraph (a) above, the aggregate number of such Offered Shares that remains unpurchased on the Closing Date or the Option Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of all the Offered Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, then the Company and the Forward Sellers shall have the right to require each non-defaulting Underwriter to purchase the number of Offered Shares that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the number of Offered Shares that such Underwriter agreed to purchase hereunder) of the Offered Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c)            If, after giving effect to any arrangements for the purchase of the Offered Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters by other persons satisfactory to the Company and the Forward Sellers as provided in paragraph (a) above, the aggregate number of such Offered Shares that remains unpurchased on the Closing Date or the Option Closing Date, as the case may be, exceeds one-eleventh of the aggregate number of all the Offered Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, or if the Company or the Forward Sellers shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to such Option Closing Date, the obligations of the Underwriters to purchase any Offered Shares on such Option Closing Date, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement or the Underwriters’ purchase obligations in respect of Option Shares, as the case may be, pursuant to this Section 12 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 13 hereof and except that the provisions of Section 8 hereof shall not terminate and shall remain in effect.

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(d)            Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

13.            Payment of Expenses.

(a)            Whether or not the transactions contemplated by this Agreement and the Forward Sale Agreements are consummated or this Agreement and the Forward Sale Agreements are terminated, the Company agrees to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation: (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Offered Shares and the Shares issuable pursuant to the Forward Sale Agreements and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, each Preliminary Prospectus, any Issuer Free Writing Prospectus, the Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing this Agreement and the Forward Sale Agreements; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Offered Shares and the Shares issuable pursuant to the Forward Sale Agreements under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related reasonable and documented out-of-pocket fees and expenses of counsel for the Underwriters, the Forward Purchasers and the Forward Sellers in an aggregate amount not to exceed $10,000); (vi) the fees and expenses incurred in connection with the listing of the Offered Shares and the Shares issuable pursuant to the Forward Sale Agreements on the NYSE; (vii) the fees and expenses of any transfer agent or registrar for the Shares (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the Financial Industry Regulatory Authority; and (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors.

(b)            If (i) this Agreement is terminated pursuant to Section 11, (ii) the Offered Shares are not tendered for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Offered Shares for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters, the Forward Purchasers and the Forward Sellers for all documented out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters, the Forward Purchasers and the Forward Sellers in connection with this Agreement and the offering contemplated hereby.

14.            Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Underwriter referred to in Section 8 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Offered Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

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15.            Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Underwriters, the Forward Purchasers and the Forward Sellers contained in this Agreement or made by or on behalf of the Company, the Underwriters, the Forward Purchasers and the Forward Sellers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Offered Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Underwriters, the Forward Purchasers and the Forward Sellers.

16.            Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

17.            Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

18.            Recognition of the U.S. Special Resolution Regimes.

(a)            In the event that any Underwriter, any Forward Purchaser or any Forward Seller that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter, such Forward Purchaser or such Forward Seller of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)            In the event that any Underwriter, any Forward Purchaser or any Forward Seller that is a Covered Entity or a BHC Act Affiliate of such Underwriter, such Forward Purchaser or such Forward Seller becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter, such Forward Purchaser and such Forward Seller are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 18:

“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).

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“Covered Entity” means any of the following:

(i)             a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)            a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)           a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

19.            Recognition of UK Bail-in Powers.

Notwithstanding and to the exclusion of any other term of this Agreement or any other agreements, arrangements, or understanding between any of the parties hereto, each of the parties acknowledges, accepts, and agrees that any UK Bail-in Liability of a UK Bail-in Party hereto arising under this Agreement may be subject to the exercise of UK Bail-in Powers by the Relevant UK Resolution Authority, and acknowledges, accepts and agrees to be bound by:

(a)            the effect of the exercise of UK Bail-in Powers by the Relevant UK Resolution Authority in relation to any UK Bail-in Liability of any UK Bail-in Party to it under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof:

(i)             the reduction of all, or a portion, of the UK Bail-in Liability or outstanding amounts due thereon;

(ii)            the conversion of all, or a portion, of the UK Bail-in Liability into shares, other securities or other obligations of the UK Bail-in Party or another person (and the issue to or conferral on it of such shares, securities or obligations);

(iii)           the cancellation of the UK Bail-in Liability;

(iv)           the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period;

(b)            the variation of the terms of this Agreement, as deemed necessary by the Relevant UK Resolution Authority, to give effect to the exercise of UK Bail-in Powers by the Relevant UK Resolution Authority.

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As used in this Section 19:

“UK Bail-in Legislation” means Part I of the UK Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

“UK Bail-in Liability” means a liability in respect of which the UK Bail-in Powers may be exercised.

“UK Bail-in Party” means any party hereto that is subject to UK Bail-in Powers

“UK Bail-in Powers” means the powers under the UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or affiliate of a bank or investment firm, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability.

“Relevant UK Resolution Authority” means the resolution authority with the ability to exercise any UK Bail-in Powers in relation to any UK Bail-in Party.

20.            Miscellaneous.

(a)            Authority of the Representatives. Any action by the Underwriters hereunder may be taken by BofA Securities, Inc. and J.P. Morgan Securities LLC on behalf of the Underwriters, and any such action taken by BofA Securities, Inc. and J.P. Morgan Securities LLC shall be binding upon the Underwriters.

(b)            Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.

(i)             Notices to the Underwriters shall be given to the Representatives at BofA Securities, Inc. at One Bryant Park, New York, New York 10036, Attention: ATM Execution, Facsimile: dg.atm_execution@bofa.com; and J.P. Morgan Securities LLC at 270 Park Avenue, New York, New York 10017, Attention: Sanjeet Dewal, Facsimile: (212) 622-8783, Email: sanjeet.s.dewal@jpmorgan.com.

(ii)            Notices to the Forward Sellers shall be given to them at BofA Securities, Inc. at One Bryant Park, New York, New York 10036, Attention: ATM Execution, Facsimile: dg.atm_execution@bofa.com; and J.P. Morgan Securities LLC at 270 Park Avenue, New York, New York 10017, Attention: Sanjeet Dewal, Facsimile: (212) 622-8783, Email: sanjeet.s.dewal@jpmorgan.com.

(iii)           Notices to the Forward Purchasers shall be given to them at Bank of America, N.A. at One Bryant Park, New York, New York 10036, Attention: Rohan Handa, Email: rohan.handa@bofa.com; and JPMorgan Chase Bank, National Association at 270 Park Avenue, New York, New York 10017 Attention: EDG Marketing Support, E-mail: edg_notices@jpmorgan.com, edg_ny_corporate_sales_support@jpmorgan.com.

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(iv)           Notices to the Company shall be given to it at One Manhattan West, 395 9th Avenue, 58th Floor, New York, New York 10001, Facsimile: (212) 492-8922, Attention: Chief Legal Officer, email: Legaldepartment@WPCAREY.COM.

(c)            Governing Law. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law provisions of such State other than New York General Obligations Law 5-1401.

(d)            Submission to Jurisdiction. The parties hereby submit to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The parties waive any objection which any of them may now or hereafter have to the laying of venue of any such suit or proceeding in such courts. Each party agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon such party and may be enforced in any court to the jurisdiction of which such party is subject by a suit upon such judgment.

(e)            Waiver of Jury Trial. Each of the parties hereto hereby waives any right to trial by jury in any suit or proceeding arising out of or relating to this Agreement.

(f)            Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(g)            Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(h)            Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature page follows]

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If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

W. P. CAREY INC.

By	/s/ ToniAnn Sanzone
Name: ToniAnn Sanzone
Title: Chief Financial Officer

Accepted as of the date first above written

BofA Securities, Inc.

By:	/s/ Chris Porter
	Name:	Chris Porter
	Title:	Managing Director

J.P. Morgan Securities LLC

By:	/s/ Grace Schlesinger
	Name:	Grace Schlesinger
	Title:	Vice President

For themselves and on behalf of the several Underwriters listed in Schedule 1 hereto.

[Signature Page to Underwriting Agreement]

Accepted as of the date first above written

BofA Securities, Inc.

By:	/s/ Chris Porter
	Name:	Chris Porter
	Title:	Managing Director

J.P. Morgan Securities LLC

By:	/s/ Grace Schlesinger
	Name:	Grace Schlesinger
	Title:	Vice President

Acting in their capacities as Forward Sellers

[Signature Page to Underwriting Agreement]

Accepted as of the date first above written

Bank of America, N.A.

By:	/s/ Jake Mendelsohn
	Name:	Jake Mendelsohn
	Title:	Managing Director

JPMorgan Chase Bank, National Association

By:	/s/ Haley Trethaway
	Name:	Haley Trethaway
	Title:	Managing Director

Acting in their capacities as Forward Purchasers, solely as the recipients and/or beneficiaries of certain representations, warranties, covenants and indemnities set forth in this Agreement

[Signature Page to Underwriting Agreement]

Schedule 1

Name of Underwriter	Number of Underwritten Shares To Be Purchased
BofA Securities, Inc.	3,000,000
J.P. Morgan Securities LLC	3,000,000
Total	6,000,000

Forward Sellers	Number of Borrowed Underwritten Shares To Be Sold	Maximum Number of Borrowed Option Shares To Be Sold
BofA Securities, Inc.	3,000,000	450,000
J.P. Morgan Securities LLC	3,000,000	450,000
Total	6,000,000	900,000

Schedule 2

List of Persons and Entities Subject to Lock-Up

Christopher J. Niehaus

Jason E. Fox

Peter J. Farrell

Robert J. Flanagan

Margaret G. Lewis

Constantin H. Beier

Tonit M. Calaway

Rhonda O. Gass

Elisabeth T. Stheeman

ToniAnn Sanzone

Gino M. Sabatini

Brooks G. Gordon

Jeremiah Gregory

Brian Zander

Annex B

a.             Pricing Information Included in Time of Sale Information

Pricing Information Provided Orally by Underwriters

Number of Underwritten Shares: 6,000,000 Shares

Number of Option Shares: 900,000 Shares

Number of Offered Shares: 6,900,000 Shares

Public offering price of the Offered Shares shall be the price paid by each initial purchaser.

b.             Issuer Free Writing Prospectus Included in Time of Sale Information

None

Form of lock-up from directors, officers or other stockholders pursuant to Section 7(l)

Annex C

February 17, 2026

BofA Securities, Inc.

J.P. Morgan Securities LLC

As Representatives of the
several Underwriters listed
in Schedule 1 to the Underwriting Agreement

c/o	BofA Securities, Inc.

One Bryant Park

New York, New York 10036

Re:          Proposed Public Offering by W. P. Carey Inc.

Dear Sirs:

The undersigned, a stockholder and an officer and/or director of W. P. Carey Inc., a Maryland corporation (the “Company”), understands that BofA Securities, Inc. and J.P. Morgan Securities LLC (the “Representatives”), as representatives of the several underwriters, proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company, the forward purchasers named therein and the forward sellers named therein providing for the public offering (the “Public Offering”) of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date that is 30 days from the date of the Underwriting Agreement (the “Lock-Up Period”) (subject to extensions as discussed below), the undersigned will not, without the prior written consent of the Representatives, directly or indirectly, (i) offer, pledge, lend, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities, or request or demand that the Company file, or otherwise cause to be filed, any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap, other agreement or other transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of the Representatives, provided that (1) the Representatives receive a signed lock-up agreement for the balance of the Lock-Up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be reported with the Securities and Exchange Commission on Form 4 in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i)	as a bona fide gift or gifts; or

(ii)	to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(iii)	as a distribution to limited partners or stockholders of the undersigned; or

(iv)	to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned.

Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the Public Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Securities Exchange Commission, or otherwise and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

Furthermore, notwithstanding the foregoing, the undersigned may, without the prior written consent of the Representatives, (i) effect the cashless exercise or net share settlement of options to acquire shares of Common Stock outstanding on the date hereof, (ii) transfer to the Company shares of Common Stock or withhold stock from issuance for purposes of satisfying any tax withholding obligation that arises in connection with the vesting of restricted stock, performance shares or stock appreciation rights (so long as the purpose of such transfer is noted on any public report filed with the United States Securities and Exchange Commission (the “SEC”)) and (iii) establish a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Stock, provided that such plan does not provide for any transfers of Common Stock during the Lock-Up Period pursuant to this agreement and provided further that no filing with the SEC or other public announcement shall be required or voluntarily made by the undersigned or any other person in connection therewith.

The undersigned acknowledges and agrees that the underwriters, the forward purchasers and the forward sellers have not provided any recommendation or investment advice, nor have the underwriters, the forward purchasers or the forward sellers solicited any action from the undersigned with respect to the Public Offering of the securities and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Public Offering, the underwriters, the forward purchasers and the forward sellers are not making a recommendation to you to enter into this agreement or to participate in the Public Offering, and nothing set forth in such disclosures is intended to suggest that the Representatives or any of the underwriters, the forward purchasers and the forward sellers are making such a recommendation.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the New York Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

IN WITNESS WHEREOF, the undersigned has executed and delivered this agreement as of the date first set forth above.

Very truly yours,

Signature:

Print Name: